UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

March 23, 2007

QUIKBYTE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-52228 (Commission File Number)		33-0344842 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

7609 Ralston Road Arvada, Colorado 80002
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of QuikByte Software, Inc. (“QuikByte”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe QuikByte’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. QuikByte's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, QuikByte undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01	Entry into Material Agreement.

On March 2, 2007, QuikByte Software, Inc., a Colorado corporation (“QuikByte”) and KI Equity Partners V, LLC, a Delaware limited liability company ("KI Equity") entered into a securities purchase agreement ("Purchase Agreement") under which QuikByte is to, at the closing of the transactions contemplated under the Purchase Agreement (“Closing”), sell to KI Equity, and KI Equity is to purchase from QuikByte, 60,000,000 shares of QuikByte’s common stock (the “Shares”) for a purchase price of $600,000 (“Purchase Price”), or $0.01 per share. The closing of the transactions under the Purchase Agreement occurred on March 23, 2007 (“Closing”).

Unless otherwise indicated in this Current Report, all references in this Report to the shares of QuikByte’s common stock refer to the shares of QuikByte’s common stock after giving effect to QuikByte’s 1-for-20 reverse stock split, which was effective March 16, 2007.

A copy of the Purchase Agreement is included as Exhibit 2.1 to QuikByte’s Current Report dated March 2, 2007 and filed with the SEC on March 6, 2007 and is incorporated herein by this reference. All references to the Purchase Agreement are qualified, in their entirety, by the text of such exhibit.

The issuance of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and such other available exemptions. As such, the Shares may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering the Shares has been or is expected to be filed with the United States Securities and Exchange Commission (“SEC” or “Commission”) or with any state securities commission in connection with the issuance of the Shares. However, QuikByte has granted certain demand and piggyback registration rights to KI Equity with respect to the Shares. At the Closing, QuikByte and KI Equity executed a registration rights agreement (“Registration Rights Agreement”) granting the foregoing registration rights.

A copy of the Registration Rights Agreement is included as Exhibit 2.2 to this Current Report and is incorporated herein by this reference. All references to the Registration Rights Agreement are qualified, in their entirety, by the text of such exhibit.

Prior to the Closing, Bruno Koch, J.B. Heidebrecht and Mark Nixon, each of whom were former executive officers and directors of QuikByte for all or a portion of the period commencing January 26, 1989 and ending on or about December 31, 1991 (collectively, the “Former Principals”) agreed to terminate any and all agreements and contracts with QuikByte and irrevocably release QuikByte from any and all debts, liabilities and obligations, pursuant to the terms and conditions of a certain settlement agreement (“Settlement Agreement”) executed by the parties thereto. QuikByte paid the Former Principals, at the Closing, an aggregate cash payment of $30,000. The Former Principals also cancelled, and returned to QuikByte, an aggregate of 2,450,000 shares of common stock.

Prior to Closing, Ponce Acquisition, LLC (“Ponce”) agreed to cancel, and returned to QuikByte, an aggregate of 7,450,000 shares of common stock.

QuikByte is presently authorized under its Articles of Incorporation, as amended, to issue 250,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. There are no shares of preferred stock outstanding. Following the issuance of the Shares to KI Equity under the Purchase Agreement, and following the share cancellations by the Former Principals and Ponce, there are 64,702,460 shares of QuikByte’s common stock outstanding, of which KI Equity owns 60,000,000 shares, or approximately 92.7% of QuikByte’s common stock outstanding.

Effective as of the Closing, the existing officers of QuikByte resigned, and the existing directors appointed Kevin R. Keating as the Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of QuikByte. In addition, effective as of the Closing, the existing directors of QuikByte resigned and appointed Kevin R. Keating, Jeff L. Andrews and Margie L. Blackwell as directors. Accordingly, at the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of QuikByte’s directors occurred.

In compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act, on March 9, 2007, QuikByte filed with the SEC, and mailed to its stockholders of record as of March 7, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of QuikByte’s directors (otherwise than at a meeting of QuikByte’s stockholders).

QuikByte is a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). Following the Closing, QuikByte will have nominal assets and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which QuikByte would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

Any additional information concerning Kevin R. Keating, Jeff L. Andrews and Margie L. Blackwell who will serve as QuikByte’s directors following the Closing is included in Item 5.02, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

See Items 1.01 and 5.02, which are incorporated herein by reference.

Effective as of the Closing, in accordance with the terms of the Purchase Agreement, the existing officers and directors of QuikByte resigned and Kevin R. Keating was appointed as a director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of QuikByte. Effective as of the Closing, Jeff L. Andrews and Margie L. Blackwell were also appointed directors. Accordingly, at the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of QuikByte’s directors occurred.

In compliance with Section 14(f) of the Exchange Act, and Rule 14f-1 promulgated under the Exchange Act, on March 9, 2007, QuikByte filed with the SEC, and mailed to its stockholders of record as of March 7, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of QuikByte’s directors (otherwise than at a meeting of QuikByte’s stockholders).

Other than the transactions and agreements disclosed in this Current Report, QuikByte knows of no other arrangements which may result in a change in control of QuikByte.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Items 1.01 and 5.01, which are incorporated herein by reference.

Effective as of the Closing, the following persons resigned the officer and director positions set forth next to their respective names. These resignations were not as a result of any disagreement between QuikByte and any of the resigning officers or directors.

Name	Age	Position
Reed Clayson	76	President, Secretary and Director
Redgie Green	53	Director
Wesley F. Whiting	73	Director

Effective as of the Closing, Kevin R. Keating was appointed as a director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of QuikByte, and Jeff L. Andrews and Margie L. Blackwell were appointed directors.

 Kevin R. Keating, 66 years old, is the managing member of Vero Management, LLC, which provides administrative and financial consulting services for micro-cap public companies.  For more than 40 years, he has been engaged in various aspects of the investment business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965.  From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the needs of high net worth individual investors. Additionally, Mr. Keating currently serves as director on the boards of Catalyst Lighting Group, Inc., 99 Cent Stuff, Inc., Blue Holdings, Inc., People’s Liberation, Inc., DigitalFX International, Inc. and Frezer, Inc. He is also the sole officer and director of Wentworth II, Inc., Wentworth IV, Inc. and Wentworth V, Inc., all of which are publicly-reporting, non-trading blank check companies.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity.

Margie L. Blackwell, age 51, is a Member of Keating Investments, LLC, an SEC Registered Investment Advisor, and has been with the firm since 2000. From 1993 to 1999, she was a financial assistant to various non-public companies. Prior to that, she worked with the Chairman of the Board of Tele-Communications, Inc. ("TCI"), for eleven years. She first served in the capacity of Executive Assistant and was later promoted to Plan Manager of TCI's Employee Stock Purchase Plan. She was responsible for management of the Stock Plan, a 401(k) qualified plan that invested primarily in TCI stock. In addition, Ms. Blackwell served on the TCI Employee Stock Purchase Plan Committee as Plan Secretary.

Margie L. Blackwell is a member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity.

Jeff L. Andrews, age 37, is a Member of Keating Investments, LLC, and has been with Keating Securities, LLC, an NASD member firm, since 2003. He is a Registered Principal having completed his Series 7, 24 and 66 examinations, and is also Colorado Insurance Licensed. He was formerly Financial Advisor with UBS Financial Services (PaineWebber), Denver. Mr. Andrews started his career in media, managing a Summit County, Colorado television affiliate of Resort Sports Network and the Copley Theatre at The New England in Boston. He is currently a board member of 9Kids Who Care at KUSA-TV and a member of the CTEK Angels investment group in Denver, Colorado. Mr. Andrews is a 1994 graduate of Tufts University with a B.A. in English and Political Science.

Jeff L. Andrews is a member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity.

Item 8.01	Other Events

Other Information

PLAN OF OPERATIONS

QuikByte is a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). Following the Closing, QuikByte will have nominal assets and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which QuikByte would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding QuikByte’s common stock beneficially owned on March 23, 2007, after giving effect to the completion of the transactions under the Purchase Agreement and the cancellation of shares by the Former Principals and Ponce, for (i) each stockholder known to be the beneficial owner of 5% or more of QuikByte’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. As of the date of this Current Report, QuikByte has 64,702,460 shares of common stock outstanding.

Name	Number of Shares Beneficially Owned	Percent of Shares
Kevin R. Keating (1) 936A Beachland Boulevard, Suite 13 Vero Beach, Florida 32963	0	0%

Margie L. Blackwell (2) 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	0	0%

Jeff L. Andrews (2) 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	0	0%

KI Equity Partners V, LLC (4) c/o Timothy J. Keating, Manager 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	60,000,000	92.7%

All Executive Officers and Directors as a group	0	0%

(1)	Kevin R. Keating is not affiliated with and has no equity interest in KI Equity and disclaims any beneficial interest in the shares of QuikByte’s common stock owned by KI Equity.

(2)
Jeff L. Andrews and Margie L. Blackwell are members of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity. Jeff L. Andrews and Margie L. Blackwell each disclaim any beneficial interest in the shares of QuikByte’s common stock owned by KI Equity.

(3)	Timothy J. Keating is the manager of KI Equity and exercises sole voting and investment control over such shares. KI Equity is not owned by or affiliated with Kevin R. Keating.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kevin R. Keating, is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity, which is the majority stockholder of QuikByte. Keating Investments, LLC is also the managing member and sole owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity or Keating Securities, LLC and disclaims any beneficial interest in the shares of QuikByte’s common stock owned by KI Equity.

Jeff L. Andrews and Margie L. Blackwell are members of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity. Jeff L. Andrews and Margie L. Blackwell each disclaim any beneficial interest in the shares of QuikByte’s common stock owned by KI Equity.

Certain conflicts of interest exist and may continue to exist between QuikByte and its officers and directors due to the fact that Kevin R. Keating, Jeff L. Andrews and Margie L. Blackwell have other business interests to which they devote their primary attention. Kevin R. Keating, Jeff L. Andrews and Margie L. Blackwell may continue to do so notwithstanding the fact that management time should be devoted to the business of QuikByte.

Certain conflicts of interest may exist between QuikByte and its management, and conflicts may develop in the future. QuikByte has not established policies or procedures for the resolution of current or potential conflicts of interests between QuikByte, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of QuikByte, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties, but there may be times when an acquisition opportunity is given to another entity to the disadvantage of QuikByte’s stockholders and for which there will be no recourse. QuikByte may also engage advisors to assist it in seeking and identifying acquisition opportunities, and it is possible that Keating Securities, LLC, an affiliate of Keating Investments, LLC, the managing member of KI Equity, may be engaged to act as a financial advisor in connection with the reverse merger transaction for which it may earn a cash and/or equity fee.

As of the date of this Current Report, QuikByte has not entered into any agreements to compensate, nor has it paid any compensation to, Mr. Keating for any services rendered or to be rendered by him as an officer of QuikByte. However, it is expected that Mr. Keating will be compensated for his services rendered and to be rendered to QuikByte, and that Mr. Keating may determine, or participate in the determination of, such compensation.

Other than the above transactions or otherwise set forth in this Current Report or in any reports filed by QuikByte with the SEC, QuikByte has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of its common stock, or family members of such persons. QuikByte is not a subsidiary of any company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.2	Registration Rights Agreement by and between QuikByte Software, Inc. and KI Equity Partners V, LLC dated March 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, QuikByte Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuikByte Software, Inc.

Date: March 23, 2007	By:	/s/ Kevin R. Keating
Kevin R. Keating, CEO and President

EXHIBIT INDEX

Exhibit Number	Description

2.2	Registration Rights Agreement by and between QuikByte Software, Inc. and KI Equity Partners V, LLC dated March 23, 2007